SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1
TO
FORM 8-K/A

Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 26, 2002

IMPAC MORTGAGE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-14100	33-0675505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1401 Dove Street, Newport Beach, CA, 92660
(Address of principal executive offices including zip code)

(949) 475-3600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    Other Events

This filing is made to effect the incorporation by reference of the accompanying information and exhibits in the Company’s Post-Effective Amendment No. 1 to Registration Statement No. 333-74432 on Form S-3, filed with the Securities and Exchange Commission, which became effective on May 13, 2002.

On November 26, 2002, our company, Impac Mortgage Holdings, Inc., entered into an Amended and Restated Equity Distribution Agreement with UBS Warburg LLC. The Equity Distribution Agreement supersedes and replaces the Sales Agency Agreement, dated May 22, 2002, entered into with UBS Warburg LLC and under which we agreed to offer and sell up to 3,594,082 shares of our common stock. As of November  26, 2002, we had sold an aggregate of 1,850,696 shares pursuant to the Sales Agency Agreement. The terms of the Equity Distribution Agreement did not increase the aggregate number of shares that we may offer and sell.

In accordance with the terms of the Equity Distribution Agreement, we may offer and sell up to 1,743,386 shares of our common stock, which is the number of shares remaining to be sold, from time to time through UBS Warburg LLC as sales agent or to UBS Warburg LLC as principal. Sales of the shares of common stock, if any, may be made by means of ordinary brokers’ transactions on the American Stock Exchange at market prices, in privately negotiated transactions, block transactions or otherwise. UBS Warburg LLC will be entitled to a commission equal to 3.00% of the gross sales price per share of the shares sold under the Equity Distribution Agreement in transactions in which it acts as agent. The underwriting discount and commissions with respect to any transaction in which UBS Warburg LLC purchases shares as principal will be set forth in the applicable prospectus supplement.

The following are the estimated total costs and expenses payable by the Company in connection with the sale of its common stock registered on the From S-3 for the transactions contemplated by the Equity Distribution Agreement, other than underwriting commissions and discounts.

Item	Amount
Printing expenses	$15,000
Legal fees and expenses	75,000
Accounting fees and expenses	50,000
Listing fees	22,500
Transfer Agent Fees	5,000
Miscellaneous	2,500

Total	$170,000

ITEM 7.    Exhibits

(c) Exhibits

1.1		Amended and Restated Equity Distribution Agreement dated November 26, 2002 between Impac Mortgage Holdings, Inc. and UBS Warburg LLC.

5.1	*	Legal Opinion of Kirkpatrick & Lockhart LLP.

5.2	*	Legal Opinion of McKee Nelson LLP.

8.1	*	Legal Opinion of McKee Nelson LLP regarding tax matters.

23.1	*	Consent of Kirkpatrick & Lockhart LLP (contained in Exhibit 5.1).

23.2	*	Consent of McKee Nelson LLP (contained in Exhibit 5.2).

23.3	*	Consent of McKee Nelson LLP (contained in Exhibit 8.1).

* Previously filed on Form 8-K dated May 22, 2002 and filed with the Securities and Exchange Commission on May 24, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

By: /s/ Ronald M. Morrison
Ronald M. Morrison General Counsel and Secretary

Date: November 26, 2002

EXHIBIT INDEX

1.1	Amended and Restated Equity Distribution Agreement dated November 26, 2002 between Impac Mortgage Holdings, Inc. and UBS Warburg LLC.